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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of Report: May 5, 2004

                  Date of Earliest Event Reported: May 5, 2004

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

              Delaware                          1-12091                              22-3436215
  (State or other jurisdiction of                                      (I.R.S. Employer Identification Number)
   incorporation or organization)       (Commission File Number)

                           20 Wight Avenue, Suite 100
                           Hunt Valley, Maryland 21030
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (410) 229-4400
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Item 9.       Regulation FD Disclosure.

              On May 5, 2004, Millennium Chemicals announced the postponement of its previously announced conference call on first quarter operating results and outlook scheduled for 1:00 p.m. on May 5, 2004. The postponement of the call and the issuance of first quarter operating results is necessary to provide Millennium with additional time to analyze the potential accounting ramifications of revised FASB Interpretation No. 46, Consolidation of Variable Interest Entities. Millennium's May 5, 2004 press release regarding the postponement of the earnings release and conference call and the provision of information on first quarter results is being furnished with this Current Report on Form 8-K as Exhibit 99.1. The foregoing press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

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

              Exhibit      Description
              -------      -----------
              99.1         Press Release issued May 5, 2004
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Item 12.      Results of Operations and Financial Condition.

              This press release is being furnished pursuant to Item 9 and
              Item 12.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  May 5, 2004                    MILLENNIUM CHEMICALS INC.

                                       By:/C. William Carmean/
                                       -----------------------------------------
                                       C. William Carmean
                                       Senior Vice President, General Counsel &
                                       Secretary




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                                  EXHIBIT INDEX

Exhibit              Description
-------              -----------
99.1      Press release issued May 5, 2004






                       STATEMENT OF DIFFERENCES

Characters normally expressed as subscript shall be preceded by..............[u]